UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2014

SCHOLASTIC CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number: 000-19860

DELAWARE	13-3385513
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

557 BROADWAY

NEW YORK, NY 10012

(Address of principal executive offices, including zip code)

(212) 343-6100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(a) Not applicable.

(b) Not applicable.

(c) On September 24, 2014, the Company announced that the Board of Directors of the Company has appointed Mr. Kenneth J. Cleary to assume the role of Senior Vice President and Chief Accounting Officer (principal accounting officer) for the Company. Before assuming this role, Mr. Cleary, age 49, was the Company’s Vice President, External Reporting and Compliance since joining the Company in May 2008. Prior to joining the Company, Mr. Cleary was the Senior Assistant Controller at Hertz Corporation. He began his career as an auditor for KPMG before working at Sequa Corporation as Manager of Financial Reporting and then at Engelhard Corporation where he was Assistant Controller.

There are no family relationships among Mr. Cleary and any directors or officers of the Company.

There have been no transactions nor are there any proposed transactions between the Company and Mr. Cleary that would require disclosure pursuant to Item 404(a) of Regulation S-K.

(d) Not applicable.

(e) Not applicable.

Item 5.07 Submission of Matters to a Vote of Security Holders

The final results of voting on each of the matters submitted to a vote of the security holders during the Registrant’s annual meeting of stockholders on September 24, 2014 are as follows:

Matters voted upon by holders of Class A Stock

1. Nominees for Election to Board of Directors

	For	Against	Withheld
Richard Robinson	1,656,200	0	0
John L. Davies	1,656,200	0	0
Andrew S. Hedden	1,656,200	0	0
Mae C. Jemison	1,656,200	0	0
Peter M. Mayer	1,656,200	0	0
Augustus K. Oliver	1,656,200	0	0
Richard M. Spaulding	1,656,200	0	0
Peter Warwick	1,656,200	0	0
Margaret A. Williams	1,656,200	0	0

2. Approval of Amendment No. 2 to the Scholastic Corporation 2011 Stock Incentive Plan.

For	Against	Abstain
1,656,200	0	0

4. Advisory vote for the approval of fiscal 2014 compensation awarded to the Registrant’s Named Executive Officers as set forth in the proxy statement for the annual meeting.

For	Against	Abstain
1,656,200	0	0

No shares of Class A stock are held through brokers and, accordingly, broker non-votes are not applicable.

Matters Voted Upon by Holders of Common Stock

1. Nominees for Election to Board of Directors.

	For	Against	Withheld	Broker Non-Vote
James W. Barge	26,855,696	0	718,039	0
Marianne Caponnetto	26,900,326	0	673,409	0
John L. Davies	26,609,029	0	964,706	0

Item 9.01 Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c) The following exhibit is filed as part of this report:

Press release of Scholastic Corporation announcing the appointment of Kenneth J. Cleary as Chief Accounting Officer, dated September 24, 2014.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHOLASTIC CORPORATION

Date: September 26, 2014	By:	/s/ Maureen O’Connell
Maureen O’Connell
Executive Vice President, Chief Financial Officer and Chief Administrative Officer.

INDEX TO EXHIBITS

Number	Description

99.1	Press release of Scholastic Corporation announcing the appointment of Kenneth J. Cleary as Chief Accounting Officer, dated September 24, 2014.